SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: January 21, 2004


                                   REVA, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


  COLORADO                         0-26235                   54-1921580
------------                    ----------                  ------------
(State or other                 (Commission                (IRS Employer
 Jurisdiction of                 File Number)             Identification No.)
 Incorporation)



                   212 North Oak Street, Suite A, Roanoke, TX 76262
                   ------------------------------------------------
                                  (Address)

        Registrant's Telephone Number, Including Area Code: (817) 491-8385
                                                            --------------




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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

          None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

          None.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

          None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

                  A special meeting was held on December 31, 2003 by the Board of Directors for REVA, Inc. at the corporate headquarters at 212 North Oak St., Suite A, Roanoke, Texas 76262, to name new management and officers for REVA.

        John G. Perry, Chief Executive Officer and Chief Financial Officer, has submitted his resignation from REVA, Inc., as well as resigning his Directorship on the Board, effective close of business on January 16, 2004.

         Mr. James E. Ontiveros has been named to replace Mr. Perry as Chief Executive Officer, effective close of business, January 16, 2004. Mr. Ontiveros, former President of BOLD Communications Networks, L.L.C., has been President and Chairman of the Board for REVA, Inc. since the company acquired BOLD in October, 2003, and will continue his role as Chairman of the Board of Directors.

     Mr. Ontiveros received his MBA at Instituto Nacional de Administracion de Empresas in 1977. He was employed in banking and finance from 1984 to 1996 with Banco Nicaraquenese and Bank of America in Latin America, Asia and the United States. In 1987, Mr. Ontiveros began his career in telecommunications with SATELCO, a microwave telecom company that subsequently merged with ATC/LDDS. The Telecom experience took a fast track as Mr. Ontiveros joined Sprint, then Wiltel and eventually MCI, working the areas of Quality Assurance Management, Major Accounts and National Accounts. In 1993, Mr. Ontiveros began his entrepreneur-ial journey as he joined Network Concepts, Inc. of St. Louis, Missouri. This offered him an opportunity in Mexico and Latin America, which included experience with telecommunication equipment providers in the United States as well as internationally. Network Concepts, Inc. provided evolutions including spin-offs into the voice-over IP technology with Multi-Net Solutions and Vista Net LLC and subsequently Global Transmedia Communications Corporation from Florida. In March, 2003 Mr. Ontiveros' founded BOLD Communications Networks, L.L.C., a Wireless Internet Service Provider in North Texas. Mr. Ontiveros has been on the Board of Directors of BOLD Communications Networks since its inception.

         Mr. Don Dansby, CPA has been named Chief Financial Officer and Treasurer of REVA, Inc., effective close of business January 16, 2004. Mr. Dansby has managed his own accounting firm in Bowie, Texas for over 30 years. He recently sold his business to focus on his duties with REVA, Inc. Mr. Dansby has served as CFO for BOLD Communications Networks, L.L.C. and later as President of BOLD, and has had a great influence on the growth and success of that company.

         Paul Fisher, Ph.D., is the new Chief Technology Officer and Director, for REVA, Inc. Dr. Fisher received his Bachelor of Science in Mathematics from University of Utah; and received his Ph.D. in Electrical Engineering and Computer Science from Arizona State University. Dr. Fisher is author of four books on compression technology and winner of the R.J. Reynolds Distinguished Professor of Computer Science Award at Winston-Salem University, where he is currently on staff. With over sixty publications on wavelet and compression technologies, Dr. Fisher is one of America's leading experts in the field. Dr. Fisher works with an international research staff, specializing in the core tech -nologies of wavelet image compression, progressive tunneling, non-uniform compression, and Lightning Strike Binary Compression.

         John Diebold has been named Secretary for the Board of Directors, effective immediately. Mr. Diebold received his Bachelors Degree in Business Administration from Wichita State University in 1976. He joined the Horton family of companies in 1976 where he has held several management positions and increased sales and productivity dramatically for the company. In 1982 Mr. Diebold became Vice President of Sales for Horton, Inc. where he increased sales by 30% and gained international experience. Mr. Diebold was elected to the Horton Board of Directors and took over the day-to-day operations of the company. In 1997 Mr. Diebold became President and Secretary of Horton, Inc., and by end of first quarter 2004 will be a 46.8% stockholder in the company.

         Cecil R. Fenoglio was appointed Director. Mr. Fenoglio received a busi-ness degree from Draughons Business College in 1958. His career has spanned many years and brings a wealth of experience in the areas of business management, real estate and investment management. Mr. Fenoglio's early years were spent in the areas of bookkeeping and sales. Mr. Fenoglio's entrepreneurial interests lie primarily in the areas of real estate and investment management, and offering financial support and equity investments. Mr. Fenoglio has served as a Director for BOLD Communications Networks. He is a life-long resident of the Wichita Falls, Texas area and a respected community leader.

         David Tucker, M.D., was appointed as Advisory Director to the Board. Dr. Tucker received his Bachelor of Science in Medicine at the University of Kansas in 1975. He attended medical school at the University of Health Sciences at Kansas City, Missouri in 1985, and performed his Residency at Via Christi Family Medical Center from 1985-1989. He became Board Certified in Family Practice in 1989, then entered private practice in Family Medicine from 1989 to 1994. Dr. Tucker became an Emergency Room Staff Physician at Via Christi Regional Medical Center in Wichita, Kansas in 1994 and is currently serving in that position. Dr. Tucker brings valuable experience to the Board and will serve in an advisory capacity for REVA, Inc.'s telemedicine products.


ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

         None.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          Financial Statements:                             None

          Exhibits:                                         None


ITEM 8.  CHANGE IN FISCAL YEAR

         None.


ITEM 9.  REGULATION FD DISCLOSURE

         None.
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ITEM 10.  AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
PROVISION OF THE CODE OF ETHICS

         None.


ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS

         None.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         None.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the Undersigned thereunto duly authorized.

Date: January 21, 2004
                                    Reva, Inc.


                                    By: /s/James E. Ontiveros
                                        -----------------------------
                                    James E. Ontiveros, Chief Executive Officer